Exhibit 24.1

POWER OF ATTORNEY

            Reference is hereby made to the proposed registration by Orange under the U.S. Securities Act of 1933, as amended, of debt securities to be issued, from time to time, by Orange (the “Debt Securities”). Such Debt Securities will be registered on a registration statement on Form F-3 (the “Registration Statement”) and filed with the U.S. Securities and Exchange Commission (the “SEC”).

            KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Ramon FERNANDEZ, Jérôme BERGER and Hervé LABBE, and each of them severally, his true and lawful attorney- or attorneys-in-fact, with full power of substitution and re-substitution to sign in his name, place and stead in any and all capacities, the Registration Statement, and any and all amendments thereto (including post-effective amendments) and any documents in connection therewith, and to file any of the same with the SEC. Each of said attorneys-in-fact shall have power to act with or without the other, and shall have full power and authority to do and perform, in the name and on behalf of each such officer, director or representative of the Registrant who shall have executed this Power of Attorney, every act whatsoever which such attorneys, or any one of them, may deem necessary or desirable to be done in connection therewith as fully and to all intents and purposes as such officer, director or representative of the Registrant might or could do in person.

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Date	Signature	Title

06/12/2017	/s/ Stéphane Richard
	Stéphane Richard	Chairman and Chief Executive Officer

06/12/2017	/s/ Ramon Fernandez
	Ramon Fernandez	Chief Executive Officer Delegate, Finance and Strategy (Chief Financial Officer)

06/12/2017	/s/ Christophe Eouzan
	Christophe Eouzan	Principal Accounting Officer

06/12/2017
	Alexandre Bompard	Director

06/12/2017	/s/ Nicolas Dufourcq
	Bpifrance Participations By: Nicolas Dufourcq Title: Chairman & CEO, Permanent representative	Director

06/12/2017
	Sébastien Crozier	Director

06/12/2017	/s/ Charles-Henri Filippi
	Charles-Henri Filippi	Director

06/12/2017	/s/ Christel Heydemann
	Christel Heydemann	Director

06/12/2017
	Fabrice Jolys	Director

06/12/2017
	Helle Kristoffersen	Director

06/12/2017	/s/ Anne Lange
	Anne Lange	Director

06/12/2017
	Hélène Marcy	Director

06/12/2017	/s/ Lucie Muniesa
	Lucie Muniesa	Director

06/12/2017
	René Ollier	Director

06/12/2017	/s/ Bernard Ramanantsoa
	Bernard Ramanantsoa	Director

06/12/2017	/s/ Mouna Sepehri
	Mouna Sepehri	Director

06/12/2017
	Jean-Michel Severino	Director

06/12/2017	/s/ Johan Van den Cruijce
	Orange Participations U.S. Inc. By: Johan Van den Cruijce Title: President, Orange Participations U.S. Inc.	Authorized Representative in the United States